UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2020

Osmotica Pharmaceuticals plc

(Exact name of registrant as specified in its charter)

Ireland	001-38709	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Boulevard Bridgewater, NJ	08807
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (908) 809-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	OSMT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On July 28, 2020, RVL Pharmaceuticals, Inc. (“RVL”), a wholly-owned subsidiary of Osmotica Pharmaceuticals plc, entered into a License Agreement (the “License Agreement”) with Santen Pharmaceutical Co. Ltd. (“Licensee”). Pursuant to the License Agreement, RVL granted Licensee exclusive development, registration, and commercialization rights to RVL-1201 for the treatment and alleviation of ptosis, or drooping of the eyelid, in Japan, China, and other Asian countries as well as EMEA countries (collectively, the “Territory”).

Under the terms of the License Agreement, RVL will receive an upfront cash payment of $25 million and up to an additional $64 million in cash milestone payments based on regulatory and sales achievements in the Territory. Licensee will pay RVL royalties on Net Sales (as defined in the License Agreement) of products covered by the License Agreement in the Territory during the Royalty Term, which is defined in the License Agreement generally to mean, with respect to each country in the Territory, the later of (i) the tenth anniversary of the first commercial sale of a licensed product in such country and (ii) (a) the expiration of the latest to expire of RVL’s patents covering the exploitation of licensed products or (b) the expiration of any applicable regulatory exclusivity period in such country. Royalty rates vary from mid-single digit royalties to a mid-teens royalty depending upon aggregate Net Sales in the Territory.

The foregoing description of the License Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the License Agreement, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits
Exhibit No.	Description
99.1	License Agreement, dated as of July 28, 2020, by and between RVL Pharmaceuticals, Inc. and Santen Pharmaceutical Co. Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSMOTICA PHARMACEUTICALS PLC

Dated: July 31, 2020
	By:	/s/ Andrew Einhorn
Andrew Einhorn
Chief Financial Officer

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